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                                                                   Exhibit 10.23

                                FIRST AMENDMENT
                              OF ESI PENSION PLAN
                              -------------------



          This First Amendment of ESI Pension Plan (the "Plan") is adopted by ITT Educational Services, Inc. (the "Employer").

                                  Background
                                  ----------

          The Employer originally established the Plan effective June 9, 1998.

          The Employer now wishes to amend the Plan as permitted under Section 12.01of the Plan.

                                   Amendment
                                   ---------

          Effective June 9, 1998, Plan is amended as follows:

             The definition of "Beneficiary" at Section 2.01 is amended to read as follows:

               "Beneficiary" means the person or persons designated pursuant to
          Section 7.15 to receive benefits under the Plan after a Member's death.

                    A new Section 7.15 is added to the Plan to read as follows:

               Section 7.15. Beneficiaries. A Member's Beneficiary will be
               ------------  -------------
          determined pursuant to this Section.

                    (a) Except as provided pursuant to a Qualified Joint and
               Survivor Annuity or a Qualified Preretirement Survivor Annuity, the Member's Beneficiary will be the person or persons, including a trustee, designated in writing by a Member pursuant to practices of, or rules prescribed by, the Committee, as the recipient of a benefit payable under the Plan following the Member's death. To be effective, a Beneficiary designation must be filed with the Committee during the Member's life.

                    (b) If no person has been designated as the Beneficiary of a
               Member, or if no person so designated survives the Member, then the Beneficiary will be determined as follows:

                        (1) If the Member is survived by a Spouse, the Spouse
                    will be the Member's Beneficiary.

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                         (2) If the Member is not survived by a Spouse, the
                    Member's estate will be the Member's Beneficiary.

     If any amount becomes payable under the Plan to a Beneficiary who survives the Member but dies before receiving the benefit due him, and if the Member has not named a contingent Beneficiary who survives the Member, that amount will be paid in a lump sum as soon as administratively feasible following the Beneficiary's death to the Beneficiary's estate.

          This First Amendment of the Plan is executed this 20th day of March, 2000.


                                           ITT EDUCATIONAL SERVICES, INC.



                                           By:    /s/ J.B. Rainier
                                              ---------------------------------
                                              (Signature)

                                                  J.B. Rainier
                                              ---------------------------------
                                              (Printed)

                                                  VP Dir. HR
                                              ----------------------------------
                                              (Title)
ATTEST:

     /s/ Jenny Yonce
--------------------------
(Signature)

     Jenny Yonce
--------------------------
(Printed)

     Mgr., Benefits & HRIS
----------------------------
(Title)

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